Clover Health Reports First Quarter 2023 Financial Results
Insurance revenue grew by 14% over Q1’22
Insurance and Non-Insurance MCR improved to 86.6% and 96.1%, respectively

Improved 2023 guidance includes Insurance MCR of 87% - 89%, Insurance revenue of $1.18 billion - $1.23 billion, and Adjusted EBITDA of ($125) million - ($175) million

FRANKLIN, Tenn. - May 9, 2023 – Clover Health Investments, Corp. (NASDAQ: CLOV) ("Clover," "Clover Health" or the "Company"), a physician enablement company committed to bringing access to great healthcare to everyone on Medicare, today reported financial results for the first quarter 2023. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
For the first quarter 2023, the Company reported revenue of $527.8 million and net loss of $72.6 million. Compared to the first quarter 2022, Insurance revenue grew by 14% to $317.1 million, and MCR improved to 86.6% from 96.4%. As planned, Non-Insurance revenue declined by 65% to $205.8 million, and MCR improved to 96.1% from 99.8%. Adjusted EBITDA in the first quarter 2023 improved by $40.4 million to $(30.5) million compared to the first quarter 2022 of $(70.9) million.

“We are off to a fantastic start for 2023, and our first quarter results demonstrate strong momentum to build upon throughout the year,” said Clover Health CEO Andrew Toy. “I am particularly proud of our continued Insurance revenue growth and significantly improved MCR. In addition, Clover Assistant continues to drive value across our entire organization through its ability to help physicians with the early identification and care management of chronic diseases. I am also especially pleased that, based on our strong start to 2023, we are already able to improve our full year 2023 guidance for both the Insurance segment and consolidated Clover Health.”

“Our first quarter results demonstrate the rapid, positive strides we have made on our path towards profitability,” said Clover Health CFO Scott Leffler. “During the first quarter, our Insurance segment delivered meaningful revenue growth while improving its MCR materially by nearly 1,000 basis points. These improvements are reflective of actions we have taken as part of our more balanced approach to profitability over growth. Similarly, our Non-Insurance business performance was reflective of that segment’s previously disclosed strategic focus to drive profitability by partnering with a narrower group of participating providers. Finally, we believe our liquidity position is sufficient for our expected 2023 operating needs."

Key Company highlights are as follows:

Dollars in Millions	Q1'23	Q1'22
Total revenue	$527.8	$874.4
Insurance revenue	$317.1	$278.2
Non-Insurance revenue	$205.8	$594.9
Insurance MCR	86.6%	96.4%
Non-Insurance MCR	96.1	99.8
Salaries and benefits plus General and administrative expenses ("SG&A") (1)	$129.4	$126.8
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A") (non-GAAP) (1)(2)(3)(4)	85.7	83.6
Net loss	(72.6)	(75.5)
Adjusted EBITDA (non-GAAP) (3)(4)	(30.5)	(70.9)
(1) Salaries and benefits plus General and administrative expenses ("SG&A") is the sum of Salaries and benefits plus General and administrative expenses presented as the GAAP measure in the consolidated financial statements.
(2) Beginning with the third quarter of 2022, we updated the name of our Adjusted Operating Expenses (non-GAAP) metric to Adjusted SG&A (non-GAAP). Please refer to footnote 4 for the updates to Adjusted SG&A (non-GAAP) beginning in the first quarter of 2023.
(3) Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP) are non-GAAP financial measures. Reconciliations of Adjusted SG&A (non-GAAP) to SG&A and Adjusted EBITDA (non-GAAP) to Net loss, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
(4) Beginning in the first quarter 2023, we updated our definition and presentation of Adjusted EBITDA (non-GAAP) and Adjusted SG&A (non-GAAP) to exclude restructuring costs and non-recurring legal expenses and settlements. Restructuring costs and non-recurring legal expenses and settlements are now being excluded because management believes that restructuring costs and non-recurring legal expenses and settlements do not reflect the Company's underlying fundamentals and operating expenses relating to its core businesses or its actual recurring cash expense. The prior period figure has been revised to conform to the updated definition and presentation. For additional information, see the definitions of "Adjusted EBITDA (non-GAAP)" and “Adjusted SG&A (non-GAAP)” in Appendix A.

Financial Outlook
For full-year 2023, Clover Health is providing its guidance as follows:
•Insurance revenue is expected to be in the range of $1.18 billion to $1.23 billion in 2023, a growth rate of 9% - 13% as compared to full year 2022 Insurance revenue.
•Insurance MCR is expected to be in the range of 87% - 89% in 2023.
•Non-Insurance revenue is expected to be in the range of $0.75 billion to $0.80 billion in 2023.
•Non-Insurance MCR is expected to be in the range of 98% - 100% in 2023.
•Adjusted SG&A (non-GAAP)(1) is expected to be between $315 million and $325 million.
•Adjusted EBITDA (non-GAAP)(1) is expected to be between ($125 million) and ($175 million).
(1) Reconciliations of projected Adjusted SG&A (non-GAAP) to projected SG&A, and projected Adjusted EBITDA (non-GAAP) to Net loss, the most directly comparable GAAP measures, are not provided because Stock-based compensation expense, which is excluded from Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
Lives under Clover Management

	March 31, 2023	March 31, 2022
Insurance members	83,794	85,026
Non-Insurance beneficiaries	53,616	172,416
Earnings Conference Call Details
Clover Health's management will host a conference call to discuss its financial results on Tuesday, May 9, at 5:00 PM Eastern Time. A live webcast of the call, together with the related materials, can be accessed from Clover Health's Investor Relations website at investors.cloverhealth.com, and an on-demand replay will be available on the same website following the call.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements under "Financial Outlook" and statements regarding expectations relating to potential improvements in Insurance MCR, Non-Insurance MCR, operating expenses, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, including expectations related to Clover Health's "path to profitability," liquidity position and other expectations as to future performance, operations and results. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include, but are not limited to, those related to: Clover Health's ability to increase the lifetime value of enrollments and manage medical expenses; changes in CMS' risk adjustment payment system; challenges in expanding our member and beneficiary base or into new markets; Clover Health's exposure to unfavorable changes in local benefit costs, reimbursement rates, competition and economic conditions; the impact of litigation or investigations; changes or developments in Medicare or the health insurance system and laws and regulations governing the health insurance markets; the current and future impact of the COVID-19 pandemic and its variants on Clover Health's business and industry; the adoption and usage of Clover Assistant; the timing and market acceptance of new releases and upgrades to Clover Assistant; and the successful development of our Non-Insurance operations and the degree to which our offerings gain market acceptance by physicians. Additional information concerning these and other risk factors is contained in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), including the Risk Factors section therein, and in our other filings with the SEC. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.
About Non-GAAP Financial Measures
We use non-GAAP measures including Adjusted EBITDA, Adjusted SG&A, and Adjusted SG&A as a percentage of revenue. These non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures and Other Items."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.

About Clover Health:

Clover Health (Nasdaq: CLOV) is a physician enablement company committed to bringing access to great healthcare to everyone on Medicare. This includes a health equity-based focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes. We operate two distinct lines of business: Insurance and Non-Insurance. Through our Insurance line of business, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. Our Non-Insurance line of business similarly aims to reduce cost-of-care while enhancing the quality of care for patients enrolled in Original Medicare.

Visit: www.cloverhealth.com

Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com
Press Contact:
Andrew Still-Baxter
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS: SELECTED METRICS
(in thousands)

	March 31, 2023	December 31, 2022
Selected Balance Sheet Data:
Cash, cash equivalents, restricted cash(1), and investments	$635,200	$555,293
Total assets	1,453,589	808,620
Unpaid claims	141,258	141,947
Total liabilities	1,130,482	451,733
Total stockholders' equity	323,107	356,887
(1) Restricted cash relates to $82.7 million held in escrow in compliance with a CMS guarantee arrangement in our Non-Insurance business. We expect to settle the related obligation during fiscal year 2023, after which we expect the associated guarantee arrangement to be released by CMS.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share amounts)

	Three Months Ended March 31,
	2023	2022
Revenues:
Premiums earned, net (Net of ceded premiums of $122 and $119, for the three months ended March 31, 2023 and 2022, respectively)	$317,086	$278,169
Non-Insurance revenue	205,783	594,898
Other income	4,906	1,312
Total revenues	527,775	874,379

Operating expenses:
Net medical claims incurred	472,490	861,722
Salaries and benefits	70,207	69,091
General and administrative expenses	59,215	57,697
Premium deficiency reserve benefit	(1,810)	(27,476)
Depreciation and amortization	279	826
Total operating expenses	600,381	961,860
Loss from operations	(72,606)	(87,481)

Interest expense	—	403
Gain on investment	—	(12,394)
Net loss	$(72,606)	$(75,490)
Basic and diluted weighted average number of Class A and Class B common shares and common share equivalents outstanding	478,805,067	473,028,651

Operating Segments

	Insurance	Non-Insurance	Corporate/Other	Eliminations	Consolidated Total
Three Months Ended March 31, 2023	(in thousands)
Premiums earned, net (Net of ceded premiums of $122)	$317,086	$—	$—	$—	$317,086
Non-Insurance revenue	—	205,783	—	—	205,783
Other income	1,839	428	17,310	(14,671)	4,906
Intersegment revenues	—	—	23,231	(23,231)	—
Net medical claims incurred	274,504	197,701	3,448	(3,163)	472,490
Gross profit (loss)	$44,421	$8,510	$37,093	$(34,739)	$55,285

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended March 31,
	2023	2022
Net loss:	$(72,606)	$(75,490)
Adjustments
Interest expense	—	403
Depreciation and amortization	279	826
Gain on investment	—	(12,394)
Stock-based compensation expense	38,617	40,640
Premium deficiency reserve benefit	(1,810)	(27,476)
Restructuring costs	1,807	—
Non-recurring legal expenses and settlements	3,258	813
Expenses attributable to Seek Insurance Services, Inc.	—	1,374
Expenses attributable to Character Biosciences, Inc.	—	357
Adjusted EBITDA (non-GAAP)	$(30,455)	$(70,947)
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended March 31,
	2023	2022
Salaries and benefits	$70,207	$69,091
General and administrative expenses	59,215	57,697
Total SG&A	129,422	126,788
Adjustments
Stock-based compensation expense	(38,617)	(40,640)
Restructuring costs	(1,807)	—
Non-recurring legal expenses and settlements	(3,258)	(813)
Expenses attributable to Seek Insurance Services, Inc.	—	(1,374)
Expenses attributable to Character Biosciences, Inc.	—	(357)
Adjusted SG&A (non-GAAP)	$85,740	$83,604

Total revenues	$527,775	$874,379
Adjusted SG&A (non-GAAP) as a percentage of revenue	16%	10%
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions
Adjusted EBITDA - A non-GAAP financial measure defined by us as net loss before interest expense, depreciation and amortization, gain on investment, stock-based compensation expense, premium deficiency reserve benefit, restructuring costs, non-recurring legal expenses and settlements, expenses attributable to Seek, and expenses attributable to Character Biosciences, Inc. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.

Adjusted SG&A - A non-GAAP financial measure defined by us as total SG&A less stock-based compensation expense, less activity attributable to restructuring costs, less non-recurring legal expenses and settlements, less expenses attributable to Seek Insurance Services, Inc., less expenses attributable to Character Biosciences, Inc. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, Stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of revenue is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales. Beginning with the third quarter of 2022, we updated the name of our Adjusted operating expenses (non-GAAP) metric to Adjusted SG&A (non-GAAP).